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                                                                   EXHIBIT 21.1


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SUBSIDIARIES OF                 STATE OF
THE REGISTRANT                  INCORPORATION                  d/b/a
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PGI ACQUISITION COMPANY A       Virginia
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PGI ACQUISITION COMPANY B       Virginia
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PGI ACQUISITION COMPANY F       Virginia              Destination showcase
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                                                      California Leisure
PGI ACQUISITION COMPANY I       Virginia              Consultants - Palm Springs
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PGI COMPANY S                   Virginia
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PGI COMPANY H                   Virginia
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PGI COMPANY P                   Virginia
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PGI COMPANY Q                   Virginia              Regency Productions/PGI
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PGI COMPANY R                   Virginia
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PGI COMPANY J                   Virginia
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PGI COMPANY X                   Virginia
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SPEARHEAD EXHIBITIONS LIMITED   United Kingdom        Spearhead Exhibitions
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PGI EUROPE LIMITED              United Kingdom        PGI Europe
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RAY BLOCH PRODUCTIONS,          District of Columbia  Ray Bloch Productions/PGI
WASHINGTON, D.C., INC.
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RAY BLOCH PRODUCTIONS, INC.     New York              Ray Bloch Productions/PGI
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RAY BLOCH PRODUCTIONS, NEW      New Jersey            Ray Bloch Productions/PGI
JERSEY, INC.
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RAY BLOCH PRODUCTIONS-          Georgia               Ray Bloch Productions/PGI
ATLANTA, INC.
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RAY BLOCH PRODUCTIONS WEST,     California            Ray Bloch Productions/PGI
INC.
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RMR PRODUCTION SERVICES, INC.   Arizona               Timberline Productions/PGI
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TIMBERLINE WORLDWIDE, INC.     Arizona                Timberline Productions/PGI
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EPIC ENTERPRISES, INC.         California             Epic Enterprises/PGI
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EPIC ENTERPRISES OF NEVADA,    Nevada                 Reservatons Plus
INC.                                                  Housing On-Line
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EXECUTOURS, INC.               Massachusetts          Executours/PGI
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SAFARIS EVENTS, INC.           Virginia               Safaris/PGI
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KALEIDOSCOPE EVENTS, INC.      Virginia               Kaleidoscope Decor
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AGENDA WASHINGTON INC.         Virginia               Agenda Boston, Dallas,
                                                      Southern California
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WASHINGTON INC.                District of Columbia   Washington Inc./PGI
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C.H.L. VENTURES, INC.          California             California Leisure
                                                      Consultants-San Diego
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PGI ACQUISITION COMPANY E      Virginia
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